*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

Exhibit 10.1

May 3, 2018

Mr. Richard Rawson
President, Insperity
19001 Crescent Springs Drive
Kingwood, Texas 77339-3802

Re: Insperity and UnitedHealthcare Health and Dental Agreement Extension

Dear Richard:

I am providing this Letter of Agreement to propose the relevant terms and conditions of the modifications to the existing contracts between United HealthCare Insurance Company (“UnitedHealthcare”) and Insperity Holdings, Inc. (“Insperity”), that we trust you will find agreeable. Upon execution, this letter and the attached Terms of Agreement (Exhibit A) will constitute a legally binding agreement as to the principal terms of amendments to the Minimum Premium Financial Agreement and the Minimum Premium Administrative Services Agreement, each by and between Insperity and UnitedHealthcare, as amended and restated from time to time (collectively, the “Medical Definitive Agreements”), and the Agreement Regarding Dental Insurance by and between Insperity and UnitedHealthcare, as entered into effective January 1, 2004 (the “Dental Definitive Agreement”), to be prepared and executed by the parties. The parties anticipate that such amendments shall be completed as soon as possible. Except as otherwise set forth herein, the terms and conditions of any eventual modifications to the Medical Definitive Agreements and the Dental Definitive Agreement will be only as set forth in any subsequent amendment(s) signed by the parties. The parties also anticipate that additional impact of PPACA (and potential impact of HIT for 2020 and beyond) and recent state issues may require further negotiations concerning the items addressed herein and the corresponding modifications required to the Medical Definitive Agreements.

Insperity and UnitedHealthcare acknowledge and agree that the terms and conditions of this letter and the attached Exhibit A relating to the Medical Definitive Agreements, including the existence hereof, are subject to the provisions of Section 5(e) of the Minimum Premium Administrative Services Agreement (relating to publicity of the arrangement). The parties also agree that the terms and conditions of this letter and the attached Exhibit A relating to the Dental Definitive Agreement, including the existence hereof, are subject to the same confidentiality terms described herein. As such, Insperity and UnitedHealthcare each agree not to make any unauthorized disclosure or public announcement concerning the subject matter hereof without the written consent of the other.

Thank you again for supporting the extension of our existing relationship through 2022 and the truly outstanding relationship that has been formed over the last 16 years. We look forward to continued mutual success and the expansion of our relationship. Please note that UnitedHealthcare has also agreed to *** the *** portion of our fees to *** (*** if *** is *** or above on 12/15/2018) for each Policy effective January 1, 2019, recognizing truly outstanding growth during our current agreement period.

Further *** in the *** portion of our fees will occur if *** is *** and again if *** is *** during our current agreement period.

If this Letter of Agreement and the terms set forth in Exhibit A are in accordance with your understanding of the proposed modifications to our existing contracts, please sign below and return an executed copy to me via email to anthony_r_carr@uhc.com or facsimile at (954) 378-0771. Should you have any questions, please call me at (954) 378-0596.

Best Regards,                    AGREED TO AND ACCEPTED BY:

/s/ Anthony R. Carr                /s/ Richard G. Rawson

Insperity Holdings, Inc.
Anthony R. Carr                    Richard Rawson
National Vice President,                 President, Insperity
UnitedHealthcare                    Date:     May 3, 2018

Exhibit A
UnitedHealthcare/Insperity
Terms of Agreement
May 3, 2018

For consistency, clarity and ease of communication, this Terms of Agreement uses defined terms from both of the Medical Definitive Agreements between Insperity and UnitedHealthcare, which Agreements are hereby amended effective January 1, 2020, unless otherwise indicated.

UnitedHealthcare (UHC) and Insperity desire to add an additional three years onto the agreement extension executed in 2015 via Letter of Agreement, including annual *** on the *** and dental insurance premium, while also implementing the following provisions to extend the existing agreement through December 31, 2022:

1)
In keeping with previous agreements, UHC’s suggested language is as follows: "Competitive" means that either (i) the Company and the Employer agree or (ii) an independent consultant chosen by mutual agreement of the parties has determined, that such product ranks either *** or *** as compared to competing products of other vendors in the designated market.  In making any determination of the rank of a product in a market, such consultant shall apply such criteria relating to *** and *** as it shall determine appropriate.  All fees and expenses of any such consultant shall be paid by the Employer.

a.
The exclusivity provisions shall not apply to any Client of Insperity where a state or municipality requires issuance of small business policies directly to Clients and/or Employees, nor shall it apply to Clients and/or Employees who elect coverage under a federal, state or private exchange. Insperity and UnitedHealthcare will work together to find mutually agreeable parameters for any Insperity ***.

b.	Barring *** or ***, existing UHC membership is grandfathered for the remainder of the contractual period from the time a competing carrier is introduced into a market.

c.	When a new carrier is added to a UHC market, the *** is made at the *** and not the ***.

d.
If there is a *** to the Company *** network in a Market, if no group health insurance or similar product is offered by the Company in the Market, or if no group health insurance or similar product offered by the Company is Competitive in that Market, the Employer may offer, subject to the existing terms of our agreement, the health insurance or similar products of a Competing Vendor in such market.  Only *** will be introduced into a limited number of Markets, not to exceed *** Markets, through December 31, 2022. The *** market cap does not apply if changes are *** by *** or ***.

e.
*** and *** will remain exclusive markets. If agreed to by both parties, the exclusivity requirement will be modified if changes are *** by *** or *** (to the extent not previously addressed in subparagraph a, of this section 1).

f.
UnitedHealthcare will be the exclusive Vendor for *** coverage offered in the *** markets. If changes are *** by *** or *** (to the extent not previously addressed in this section 1, subparagraph a): and if agreed to by both parties, the exclusivity requirement can be modified.

g.	UHC will be notified at least 90 days prior to the introduction of a competing carrier into a market.

2)	Renew UHC Dental coverage with *** renewal in 2020, *** renewal in 2021, *** renewal *** in 2022. *** and *** applicable to UHC Dental coverage will continue to be a *** of *** expenses.

3)	Renew OptumHealth (OH) Care24 w/ Worklife Solutions at *** through 2022.

4)	*** and *** will continue to be a *** of *** expenses.

5)
The "***" shall consist of an *** portion and a *** portion, where *** shall be measured each December 15th and June 15th and shall be the *** that is used to determine the *** and *** for the following six (6) months of the MP Financial Agreement period.

(A) The *** portion shall be *** (*** if *** is *** or *** on 12/15/2018) for each Policy period effective January 1st and July 1st for the 2019, 2020, 2021 and 2022 calendar years.

Further *** in the *** portion of our fees will occur if *** is *** and again if *** is *** during our current agreement period.

For the avoidance of doubt, the parties agree that: (i) the *** portion of the *** for 2019, 2020, 2021 and 2022 shall be *** from the January 1, 2019 starting *** of ***, by *** upon reaching *** of *** and by an additional *** upon reaching *** of ***. Calculation of the *** is defined in Exhibit D of the Minimum Premium Financial Agreement.

(B) The *** portion shall be *** for each Policy period effective January 1st and July 1st for the 2020, 2021 and 2022 calendar years. In the event that *** below or exceeds the *** thresholds shown in the chart below, the *** will be adjusted accordingly for the 2020, 2021 and 2022 calendar years.

(C) For the avoidance of doubt, the parties agree that: (i) for the 2020/2021/2022 calendar year, the *** portion of the *** remains *** when *** exceeds *** but falls below ***. Calculation of the *** is defined in Exhibit D of the Minimum Premium Financial Agreement.

(D) The *** portion shall be *** for each *** increase above the *** as measured on 12/15 of the prior plan year or 6/15 of the current year:

2020 - ***
2021 - ***
2022 - ***

The *** portion shall be *** for each *** decrease below the *** as measured on 12/15 of the prior plan year or 6/15 of the current year:

2020 - ***
2021 - ***
2022 - ***